                                                                 EXHIBIT 10.26

                   INTELLECTUAL PROPERTY SECURITY AGREEMENT


      This Intellectual Property Security Agreement (this "IP Agreement") is made as of the 28th day of February, 2001 by and between (i) VISUAL NETWORKS, INC., a Delaware corporation with its principal place of business at 2092 Gaither Road, Rockville, Maryland 20850 ("Grantor"), (ii) VISUAL NETWORKS OPERATIONS, INC., a Delaware corporation ("VNO"), (iii) VISUAL NETWORKS INVESTMENTS, INC., a California corporation ("VNI"), (iv) VISUAL NETWORKS TECHNOLOGIES, INC., a California corporation ("VNT"), (v) VISUAL NETWORKS OF TEXAS, L.P., a Texas limited partnership ("Visual Texas"), (vi) VISUAL NETWORKS INSURANCE, INC., a Vermont corporation ("Visual Insurance"), (vii) INVERSE NETWORK TECHNOLOGY, a California corporation ("INT"), and (viii) AVESTA TECHNOLOGIES, INC., a Delaware corporation ("Avesta") (hereinafter, Visual, VNO, VNI, VNT, Visual Texas, Visual Insurance, INT, and Avesta are referred to jointly, severally and collectively as the "Grantor"), and SILICON VALLEY BANK, a California banking corporation ("Lender").

                                   RECITALS

      A. Lender has agreed to make advances of money and to extend certain financial accommodations to Grantor (the "Loan"), pursuant to a certain Loan and Security Agreement of even date between Grantor and Lender, as amended from time to time and a certain Accounts Receivable Financing Agreement dated as of February 28th 2001 (collectively, as amended, the "Loan Agreement"). The Loan is secured pursuant to the terms of the Loan Agreement. Lender is willing to enter into certain financial accommodations with Grantor, but only upon the condition, among others, that Grantor shall grant to Lender a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement. Defined terms used but not defined herein shall have the same meanings as in the Loan Agreement.

      B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Lender a security interest in all of Grantor's right title and interest, whether presently existing or hereafter acquired in, to and under all of the Collateral (as defined therein).

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and intending to be legally bound, as collateral security for the prompt and complete payment when due of Grantor's Indebtedness (as defined below), Grantor hereby represents, warrants, covenants and agrees as follows:

      1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Grantor's present or future indebtedness, obligations and liabilities to Lender (hereinafter, the "Indebtedness"), including, without limitation, under the Loan Agreement, Grantor hereby grants a security interest in all of Grantor's right, title and interest in, to and under its intellectual property collateral (all of which shall collectively be called the "Intellectual Property Collateral"), including, without limitation, the following:

               (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on EXHIBIT A attached hereto (collectively, the "Copyrights");

               (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

               (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

               (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on EXHIBIT B attached hereto (collectively, the "Patents");

               (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on EXHIBIT C attached hereto (collectively, the "Trademarks");

               (f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on EXHIBIT D attached hereto (collectively, the "Mask Works");

               (g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

               (h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

               (i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

               (j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

      2. Authorization and Request. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this IP Agreement.

      3. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

               (a) Grantor is now the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor to its customers in the ordinary course of business.

               (b) Performance of this IP Agreement does not conflict with or result in a breach of any IP Agreement to which Grantor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this IP Agreement constitutes a security interest.

               (c) During the term of this IP Agreement, Grantor will not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this IP Agreement;

               (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party, except as set forth on the schedule attached hereto;

               (e) Grantor shall promptly advise Lender of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent, Copyright, or Mask Work specified in this IP Agreement;

               (f) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works, (ii) use its best efforts to detect infringements of the Trademarks, Patents, Copyrights, and Mask Works and promptly advise Lender in writing of material infringements detected and (iii) not allow any Trademarks, Patents, Copyrights, or Mask Works to be abandoned, forfeited or dedicated to the public without the written consent of Lender, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate.

               (g) Grantor shall, to the extent determined to be appropriate by Grantor's management in its reasonable business judgment, register the most recent version of any of Grantor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Lender may reasonably request from time to time to perfect or continue the perfection of Lender's interest in the Intellectual Property Collateral;

               (h) This IP Agreement creates, and in the case of after acquired Intellectual Property Collateral, this IP Agreement will create at the time Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of Lender a valid and perfected first priority security interest in the Intellectual Property Collateral in the United States securing the payment and performance of the obligations evidenced by the Loan Agreement upon making the filings referred to in clause (i) below;

               (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights and Mask Works necessary to perfect the security interests created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this IP Agreement by Grantor in the U.S. or (ii) for the perfection in the United States or the exercise by Lender of its rights and remedies thereunder;

               (j) All information heretofore, herein or hereafter supplied to Lender by or on behalf of Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

               (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Lender's prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interest in any property included within the definition of the Intellectual Property Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

               (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Lender in writing of any event that materially adversely affects the value of any material Intellectual Property Collateral, the ability of Grantor to dispose of any material Intellectual Property Collateral of the rights and remedies of Lender in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

      4. Lender's Rights. Lender shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this IP Agreement to take but which Grantor fails to take, after fifteen (15) days' notice to Grantor. Grantor shall reimburse and indemnify Lender for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

      5. Inspection Rights. Grantor hereby grants to Lender and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may be reasonably requested, but not more than once in every six
(6) months; provided, however, nothing herein shall entitle Lender access to Grantor's trade secrets and other proprietary information.

      6.       Further Assurances; Attorney in Fact.

               (a) On a continuing basis, Grantor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by Lender, to perfect Lender's security interest in all Copyrights, Patents, Trademarks, and Mask Works and otherwise to carry out the intent and purposes of this IP Agreement, or for assuring and confirming to Lender the grant or perfection of a security interest in all Intellectual Property Collateral.

               (b) Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Lender or otherwise, from time to time in Lender's discretion, upon Grantor's failure or inability to do so, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this IP Agreement, including:

                      (i) To modify, in its sole discretion, this IP Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C, and Exhibit D hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks or Mask Works acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which Grantor no longer has or claims any right, title or interest; and

                      (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Grantor where permitted by law.

      7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this IP Agreement:

               (a) An Event of Default occurs under the Loan Agreement; or any document from Grantor to Lender; or

               (b) Grantor breaches any warranty or agreement made by Grantor in this IP Agreement.

      8. Remedies. Upon the occurrence and continuance of an Event of Default, Lender shall have the right to exercise all the remedies of a secured party under the Massachusetts Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Intellectual Property Collateral and any tangible property in which Lender has a security interest and to make it available to Lender at a place designated by Lender. Lender shall have a nonexclusive, royalty free license to use the Copyrights, Patents, Trademarks, and Mask Works to the extent reasonably necessary to permit Lender to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorney's fees) incurred by Lender in connection with the exercise of any of Lender's rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Lender's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

      9. Indemnity. Grantor agrees to defend, indemnify and hold harmless Lender and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Lender as a result of or in any way arising out of, following or consequential to transactions between Lender and Grantor, whether under this IP Agreement or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Lender's gross negligence or willful misconduct.

      10. Reassignment. At such time as Grantor shall completely satisfy all of the obligations secured hereunder, Lender shall execute and deliver to Grantor all deeds, assignments, and other instruments as may be necessary or proper to reinvest in Grantor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Lender pursuant hereto.

      11. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

      12. Attorneys' Fees. If any action relating to this IP Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

      13. Amendments. This IP Agreement may be amended only by a written instrument signed by both parties hereto.

      14. Counterparts. This IP Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

      15. Law and Jurisdiction. This IP Agreement shall be governed by and construed in accordance with the laws of the United States and the Commonwealth of Massachusetts. GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON LENDER CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, GRANTOR ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA.

      GRANTOR AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

      16. Confidentiality. In handling any confidential information, Lender shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (i) to Lender's subsidiaries or affiliates in connection with their present or prospective business relations with Grantor; (ii) to prospective transferees or purchasers of any interest in the Loans; (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Lender's examination or audit; and (v) as Lender considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Lender's possession when disclosed to Lender, or becomes part of the public domain after disclosure to Lender; or (b) is disclosed to Lender by a third party, if Lender does not know that the third party is prohibited from disclosing the information.

      EXECUTED as a sealed instrument under the laws of the Commonwealth of Massachusetts on the day and year first written above.

ADDRESS OF GRANTOR:                        GRANTOR:

2092 Gaither Road                          VISUAL NETWORKS, INC.
Rockville, Maryland 20850

                                           By:        /s/ Peter J. Minihane
                                                      ----------------------
                                                      Peter J. Minihane

                                           Title:     Chief Financial Officer
                                                      -------------------------


                                           VISUAL NETWORKS OPERATIONS, INC.

                                           By:        /s/ Peter J. Minihane
                                                      ----------------------
                                                      Peter J. Minihane

                                           Title:     Treasurer
                                                      ----------

                                           VISUAL NETWORKS INVESTMENTS, INC.

                                           By:        /s/ Peter J. Minihane
                                                      ----------------------
                                                      Peter J. Minihane

                                           Title:     Treasurer
                                                      ----------


                                           VISUAL NETWORKS TECHNOLOGIES, INC.

                                           By:        /s/ Peter J. Minihane
                                                      ----------------------
                                                      Peter J. Minihane

                                           Title:     Treasurer
                                                      ----------


                                           VISUAL NETWORKS OF TEXAS, L.P.,
                                           by Visual Networks Texas Operations,
                                           Inc., its General Partner

                                           By:        /s/ Peter J. Minihane
                                                      ----------------------
                                                      Peter J. Minihane

                                           Title:     Treasurer
                                                      ----------

                                           VISUAL NETWORKS INSURANCE, INC.

                                           By:        /s/ Peter J. Minihane
                                                      ----------------------
                                                      Peter J. Minihane

                                           Title:     Treasurer
                                                      ----------
                                     -7-

                                           INVERSE NETWORK TECHNOLOGY

                                           By:        /s/ Peter J. Minihane
                                                      ----------------------
                                                      Peter J. Minihane

                                           Title:     President
                                                      ----------

                                           AVESTA TECHNOLOGIES, INC.

                                           By:        /s/ Peter J. Minihane
                                                      ----------------------
                                                      Peter J. Minihane

                                           Title:     President
                                                      ----------

                                  EXHIBIT A

                                  COPYRIGHTS



                                    None.

                                  EXHIBIT B

                                   PATENTS


                                 U.S. Patents


--------------------------------------------------------------------------------------------------------
Patent No.                                                 Title
--------------------------------------------------------------------------------------------------------
5,521,907          Method and Apparatus for Non-Intrusive Measurement of Round Trip Delay in
                   Communications Networks
--------------------------------------------------------------------------------------------------------

5,867,483          Method and Apparatus for Measurement of Peak Throughput in Packetized Data
                   Networks
--------------------------------------------------------------------------------------------------------

6,058,102          Method and Apparatus for Performing Service-Level Analysis of Communications
                   Network Performance Metrics
--------------------------------------------------------------------------------------------------------

6,147,998          Method and Apparatus for Performing In-Service Quality of Service Testing
--------------------------------------------------------------------------------------------------------


                       Pending U.S. Patent Applications

---------------------------------------------------------------------------------------------------------------------------------
Serial No.                                         Title                                     Filed                 Status
---------------------------------------------------------------------------------------------------------------------------------
09/048,025            Dynamic Modeling of Complex Networks and Prediction of Impacts   03/26/1998         Pending
                      of Faults Therein
---------------------------------------------------------------------------------------------------------------------------------


09/256,647            Network Monitoring System                                        02/23/1999         Awaiting Action
---------------------------------------------------------------------------------------------------------------------------------

09/605,680            Method of Identifying Information Within a                       06/28/2000         Awaiting Action
                      Character String
---------------------------------------------------------------------------------------------------------------------------------


                     Pending Foreign Patent Applications


--------------------------------------------------------------------------------------------------------------------------------
Country            Serial No.                               Title                      Filing Date                Status
--------------------------------------------------------------------------------------------------------------------------------
Canada             2,218,886            Method and Apparatus for Non-Intrusive         04/17/1996        Awaiting Action
                                        Measurement of Round Trip Delay in
                                        Communications Networks
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Country            Serial No.                               Title                      Filing Date       Status
--------------------------------------------------------------------------------------------------------------------------
Canada             2,270,890            Method and Apparatus for Measurement of Peak   11/12/1997        Awaiting Action
                                        Throughput in Packetized Data Networks
--------------------------------------------------------------------------------------------------------------------------

Australia          33657/99             Dynamic Modeling of Complex Networks and       9/26/2000         Awaiting Action
                                        Prediction of Impacts of Faults Therein
--------------------------------------------------------------------------------------------------------------------------

Canada             2,301,896            Method and Apparatus for Performing            08/24/1998        Awaiting Action
                                        In-Service Quality of Service Testing
--------------------------------------------------------------------------------------------------------------------------

Canada             2,307,766            Method and Apparatus for Performing            11/06/1998        Awaiting Action
                                        Service-Level Analysis of Communications
                                        Network Performance Metrics
--------------------------------------------------------------------------------------------------------------------------

Europe             99915051.9           Dynamic Modeling of Complex Networks and       9/26/2000         Awaiting Action
                                        Prediction of Impacts of Faults Therein
--------------------------------------------------------------------------------------------------------------------------

Europe             97950579.9           Method and Apparatus for Measurement of Peak   05/1999           Awaiting Action
                                        Throughput in Packetized Data Networks
--------------------------------------------------------------------------------------------------------------------------

Europe             98959404.9           Method and Apparatus for Performing            05/2000           Awaiting Action
                                        Service-Level Analysis of Communications
                                        Network Performance Metrics
--------------------------------------------------------------------------------------------------------------------------

Japan              2000-538359          Dynamic Modeling of Complex Networks and       09/26/2000        Awaiting Action
                                        Prediction of Impacts of Faults Therein
--------------------------------------------------------------------------------------------------------------------------

Germany            19882639.7           Method and Apparatus for Performing            02/25/2000        Awaiting Action
                                        In-Service Quality of Service Testing
--------------------------------------------------------------------------------------------------------------------------

Singapore          20005379-3           Dynamic Modeling of Complex Networks and       9/26/2000         Awaiting Action
                                        Prediction of Impacts of Faults Therein
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Country            Serial No.                               Title                      Filing Date       Status
--------------------------------------------------------------------------------------------------------------------------
South Africa                            Dynamic Modeling of Complex Networks and       9/26/2000         Awaiting Action
                                        Prediction of Impacts of Faults Therein
--------------------------------------------------------------------------------------------------------------------------

UK                 00040009.7           Method and Apparatus for Performing            08/24/1998        Awaiting Action
                                        In-Service Quality of Service Testing
--------------------------------------------------------------------------------------------------------------------------



      Presently, Visual Networks Technologies, Inc. has no International Patent Cooperation Treaty (PCT) applications pending. Visual Networks Technologies, Inc. does not yet own any foreign patents.

                                  EXHIBIT C

                                  TRADEMARKS


      17.      PENDING U.S. TRADEMARK APPLICATIONS


-------------------------------------------------------------------------------------------------------
SERIAL NO.            MARK                                  STATUS
-------------------------------------------------------------------------------------------------------
75/788,699            EWATCHER                              Response to Non-Final Action Filed 9/6/00
-------------------------------------------------------------------------------------------------------

75/612,153            TRINITY                               Non-Final Action mailed 10/17/00
-------------------------------------------------------------------------------------------------------

75/624,707            MAKE IT VISUAL                        Allowed; 1st Extension of Time file on
                                                            7/25/00
-------------------------------------------------------------------------------------------------------

75/745,829            TUNNELVISION                          Allowed; 1st Extension of Time filed on
                                                            10/11/00
-------------------------------------------------------------------------------------------------------

75/745,828            TUNNELVISION                          Accepted; Published on 11/21/00
-------------------------------------------------------------------------------------------------------

76/109,122            VISUAL TRINITY                        Filed 8/14/00
-------------------------------------------------------------------------------------------------------

76/109,116            VISUAL NETWORKS and Design            Filed 8/14/00
-------------------------------------------------------------------------------------------------------

TM00-134              VISUAL EWATCHER                       Filed 8/14/00
-------------------------------------------------------------------------------------------------------

76/127,701            VISUAL TDSLINK                        Filed 9/12/2000
-------------------------------------------------------------------------------------------------------

76/127,702            TDSLINK                               Filed 9/12/2000
-------------------------------------------------------------------------------------------------------

76/139,117            VISUAL SERVICE ADVISOR                Filed 10/2/2000
-------------------------------------------------------------------------------------------------------

76/139,114            VISUAL LINKSAFE                       Filed 10/2/2000
-------------------------------------------------------------------------------------------------------

76/139,116            VISUAL IP INSIGHT                     Filed 10/2/2000
-------------------------------------------------------------------------------------------------------

76/139,115            VISUAL INTERNET BENCHMARK             Filed 10/2/2000
-------------------------------------------------------------------------------------------------------

                          Registered U.S. Trademarks


--------------------------------------------------------------------------------------------------------------------
REG. NO.                 MARK                                                                 REG. DATE
--------------------------------------------------------------------------------------------------------------------
1,970,625                ACCESSRAMP DOCUMENTING THE INFORMATION SUPER HIGHWAY (stylized)      4/23/96
--------------------------------------------------------------------------------------------------------------------

2,007,923                CARAVELLE WATCHER                                                    10/15/96
--------------------------------------------------------------------------------------------------------------------

2,009,418                VISUAL UPTIME                                                        10/22/96
--------------------------------------------------------------------------------------------------------------------

2,032,357                GLOBALWATCHER                                                        1/21/97
--------------------------------------------------------------------------------------------------------------------

2,067,027                MEDIAWATCHER                                                         6/3/97
--------------------------------------------------------------------------------------------------------------------
                                                                                              11/25/97; Cancellation
2,115,387                IWATCHER                                                             filed 8/13/99
--------------------------------------------------------------------------------------------------------------------

2,117,886                TRANSCEIVE                                                           12/2/97; Being Sold
--------------------------------------------------------------------------------------------------------------------

2,122,626                VISUAL NETWORKS                                                      12/23/97
--------------------------------------------------------------------------------------------------------------------

2,155,605                INVERSE NETWORK TECHNOLOGY                                           5/5/98
--------------------------------------------------------------------------------------------------------------------

2,180,579                I (stylized)                                                         8/11/98
--------------------------------------------------------------------------------------------------------------------

2,181,207                INVERSE NETWORK TECHNOLOGY                                           8/11/98
------------------------------ -------------------------------------------------------------------- ---------------------

2,193,550                INVERSE                                                              10/6/98
--------------------------------------------------------------------------------------------------------------------

2,203,246                AVESTA TECNOLOGIES                                                   10/10/98
--------------------------------------------------------------------------------------------------------------------

2,224,976                BURST ADVISOR                                                        2/23/99
--------------------------------------------------------------------------------------------------------------------

2,248,906                MEASUREMENTS THAT MATTER                                             6/1/99
--------------------------------------------------------------------------------------------------------------------

2,278,155                INTERNET MEASUREMENT SERVICE                                         9/14/99
--------------------------------------------------------------------------------------------------------------------

2,282,318                US BENCHMARK REPORT                                                  9/28/99
--------------------------------------------------------------------------------------------------------------------

2,282,319                UK BENCHMARK REPORT                                                  9/28/99
--------------------------------------------------------------------------------------------------------------------

2,288,967                MEASURING QUALITY OF THE INTERNET                                    10/26/99
--------------------------------------------------------------------------------------------------------------------

2,304,103                INVERSE IP INSIGHT                                                   12/28/99
--------------------------------------------------------------------------------------------------------------------

2,389,211                INVERSE IP INSIGHT                                                   9/26/00
--------------------------------------------------------------------------------------------------------------------

                    Foreign Pending Trademark Applications


-----------------------------------------------------------------------------------------------------------------------
COUNTRY                            SERIAL NO.            MARK                                            FILING DATE
-----------------------------------------------------------------------------------------------------------------------
Canada                             827491                VISUAL NETWORKS                                 10/31/96
-----------------------------------------------------------------------------------------------------------------------

ECT                                393561                BURST ADVISOR                                   10/28/96
-----------------------------------------------------------------------------------------------------------------------

ECT                                001282102             MAKE IT VISUAL                                  8/13/99
-----------------------------------------------------------------------------------------------------------------------

Canada                             1030375               MAKE IT VISUAL                                  9/28/99
-----------------------------------------------------------------------------------------------------------------------

                        Foreign Registered Trademarks


----------------------------------------------------------------------------------------------------------------------
COUNTRY                            REGISTRATION NO.          MARK                                   REGISTRATION DATE
----------------------------------------------------------------------------------------------------------------------
Canada                             490358                    VISUAL UPTIME                          2/20/98
----------------------------------------------------------------------------------------------------------------------

Canada                             523933                    BURST ADVISOR                          2/28/00
----------------------------------------------------------------------------------------------------------------------

ECT                                393546                    VPOP                                   10/28/96
----------------------------------------------------------------------------------------------------------------------

ECT                                393512                    VISUAL NETWORKS                        10/28/96
----------------------------------------------------------------------------------------------------------------------

ECT                                393504                    VISUAL UPTIME                          10/28/96
----------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT D

                                  MASK WORKS



                                    None.




                                   SCHEDULE 3(d)

               CLAIMS AGAINST INTELLECTUAL PROPERTY COLLATERAL



1. SMARTS Claim. On October 31, 1997, a lawsuit was filed against Avesta Technologies, Inc. ("Avesta") and David Zager (a founder and, at the time, an employee of Avesta) by Systems Management ARTS Incorporated ("SMARTS") in the United States District Court for the Southern District of New York, alleging unfair competition, unjust enrichment and that Avesta and Mr. Zager infringed two patents held by SMARTS. The complaint also alleges interference with contractual relations against Avesta, as well as a claim of breach of contract against Mr. Zager. Avesta answered the complaint, denying all allegations, and also asserted counterclaims against SMARTS for patent misuse, unfair competition, interference with business and patent invalidity.

2. eWatcher Challenge. AverStar, Inc. ("AverStar") sent a letter dated August 24, 1999 advising Avesta of AverStar's belief that it has superior rights to the eWatcher mark. AverStar has filed a competing trademark application for the mark in the U.S. Patent and Trademark Office.